SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 17, 2003
                                                       -----------------

                         THE BEAR STEARNS COMPANIES INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-8989                      13-3286161
------------------------------    ------------------     -----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                        Identification Number)




           383 Madison Avenue, New York, New York               10179
      -----------------------------------------------        -----------
         (Address of principal executive offices)             (zip code)



     Registrant's telephone number, including area code:   (212) 272-2000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5. Other Events

Filed herewith are copies of:

        (a) Form of Joinder Agreement amending the IncomeNotesSM Distribution Agreement, dated as of June 19, 2003 among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents listed on Schedule A to the Distribution Agreement.

        (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Medium-Term Notes Prospectus Supplement, dated November 17, 2003, to the Prospectus, dated November 17, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-109793).

        (c)   Consent of Cadwalader, Wickersham & Taft LLP.

        (d) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the IncomeNotesSM Prospectus Supplement, dated November 17, 2003, to the Prospectus, dated November 17, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-109793).

        (e)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Businesses Acquired:

              Not applicable

        (b)   Pro Forma Financial Information:

              Not applicable

        (c)   Exhibits:

              The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-109793) as exhibits to such Registration Statement:

              1(h) Form of Joinder Agreement amending the IncomeNotesSM Distribution Agreement, dated as of June 19, 2003 among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents listed on Schedule A to the Distribution Agreement.

              8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

              8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

              23(c)   Consent of Cadwalader, Wickersham & Taft LLP (Included in
                      Exhibit 8(a)).

              23(d)   Consent of Cadwalader, Wickersham & Taft LLP (Included in
                      Exhibit 8(b)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          THE BEAR STEARNS COMPANIES INC.



                                          By:   /s/ Samuel L. Molinaro Jr.
                                                --------------------------
                                                Samuel L. Molinaro Jr.
                                                Executive Vice President
                                                and Chief Financial Officer



Dated:  November 18, 2003

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX





Exhibit No.       Description
-----------       -----------

1(h) Form of Joinder Agreement amending the IncomeNotesSM Distribution Agreement, dated as of June 19, 2003 among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents listed on Schedule A to the Distribution Agreement.

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)         Consent of Cadwalader, Wickersham & Taft LLP (Included in
              Exhibit 8(a)).

23(d)         Consent of Cadwalader, Wickersham & Taft LLP (Included in
              Exhibit 8(b)).